SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 28, 2000
                                                          (July 28, 2000)

                           TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                       0-10592                                   14-1630287
       ------------------------------------          ---------------------------
         (Commission File Number)           (IRS Employer Identification No.)


                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311
                                                           --------------

TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on July 28, 2000, announcing today that the acquisition of Landmark Financial Corp, a $26 million asset thrift, was completed. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.                Description
                           99(a)                     Press  release  dated  July
                                                     28, 2000,  announcing today
                                                     that  the   acquisition  of
                                                     Landmark  Financial Corp, a
                                                     $26 million  asset  thrift,
                                                     was completed.






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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 28, 2000

                                              TrustCo Bank Corp NY
                                              (Registrant)


                                               By:/s/ Robert T. Cushing
                                                  Robert T. Cushing
                                                  Vice President and
                                                  Chief Financial Officer

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


                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.  Description                                    Page
------------------   ----------------------------                ----------
         99(a)       Press release dated July 28, 2000                5
                     announcing today that the acquisition
                     of Landmark Financial Corp, a $26 million asset thrift, was completed.



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



                                                                   Exhibit 99(a)

TRUSTCO
Bank Corp NY                                          News Release
--------------------------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                             NASDAQ -- TRST

Contact: William F. Terry
                    Senior Vice President and Secretary
                    518-381-3611


FOR IMMEDIATE RELEASE:

              TRUSTCO ANNOUNCES COMPLETION OF LANDMARK ACQUISITION


Schenectady, New York, July 28, 2000 - Robert A. McCormick, CEO and President of TrustCo Bank Corp NY, announced today that the acquisition of Landmark Financial Corp, a $26 million asset thrift, was completed. Landmark shareholders voted overwhelmingly on July 27, 2000 to approve the merger with TrustCo. The Landmark office in Canajoharie will open on July 28, 2000 as Trustco Savings Bank. "We have very aggressive growth plans for Trustco Savings Bank," said McCormick. "The first elements in the strategy will become apparent in the coming weeks."

TrustCo is a $2.4 billion bank holding company, and through its two subsidiary banks, Trustco Bank, National Association and Trustco Savings Bank, operates 54 bank offices in Albany, Columbia, Greene, Montgomery, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, and Washington counties. In addition, the bank operates a full-service Trust Department with $1.34 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

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